Dreyfus
New York
Tax Exempt
Money Market Fund
Semi-Annual
Report
November 30, 1996

Dreyfus New York Tax Exempt Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on the Dreyfus New York Tax Exempt Money Market Fund. For its semi-annual reporting period ended November 30, 1996, your Fund produced an annualized yield of 2.69% per share. Income dividends exempt from Federal, State of New York and New York City personal income taxes of approximately $.013 per share were paid.* Reinvesting these dividends and calculating the effect of compounding resulted in an annualized effective yield of 2.72%.**
ECONOMIC AND MARKET ENVIRONMENT
   The closing months of the period continued to show the economy downshifting to lower gear, although the stage may be set for acceleration early in 1997. Real gross domestic product (GDP) rose 2.2% in the third quarter of 1996, down from 4.88% in the second, with forecasts calling for 2% growth in the fourth quarter. October industrial production fell 0.5%, more than expected, while a sharp dip in the length of the workweek in private employment and in orders reported by purchasers evinced waning economic strength. Housing indicators have also been edging lower of late, while retail sales rose only modestly in November. The good news for investors continued with November's election outcome, as reinforcement of the status quo postponed the prospect of action on controversial measures like taxes, the deficit, and health care reform--action that could spell market volatility. On the other hand, analysts point to growing consumer confidence, hearty income gains and a rebound in auto production schedules, as factors that could jump-start the economy in 1997.
   Meanwhile, inflation data suggested a continuation in the benign backdrop we have seen for many months. The core Consumer Price Index (CPI) rose only 0.2% in October, while price increases in producer goods remained virtually absent. Indeed, the Federal Reserve Board (the "Fed") took no action at its meeting in November, while its widely watched beige book survey of Federal Reserve banks around the country supported the view that monetary policy could remain on its present course for now. Although the market had not been convinced of this optimistic scenario in September--expecting an interest-rate hike that never came--most participants seemed to have adopted the positive inflation outlook by the end of the period. The inflation picture still bears watching, however, as some economists contend that the risk of inflation may increase with a pickup in the economy. Some suggest the Fed may choose to tighten rates slightly in early 1997 in anticipation of a stronger economy.
   In the money market nationwide, rates appeared to have stabilized toward the end of November. Earlier in the period, however, expectations for a Fed interest-rate hike led to somewhat higher yields and a somewhat more volatile rate environment. Yields had been inching up since March, when the first robust employment growth figures of 1996 were announced. On a state level, New York leads the nation in tax cuts, having reduced personal income taxes for the year 1996 by $1.8 billion--more than the combined cuts for the remaining 49 states. Additionally, it is expected that the third phase of the tax cut will take place three months earlier in 1997 than was scheduled, aided by the State's current budget surplus of approximately $250 million.
PORTFOLIO OVERVIEW
   There are times in the municipal money market when the execution of portfolio strategy is hindered to some degree by a lack of available supply. Oftentimes, the attempt to extend a fund's average maturity could be thwarted by a dearth of high quality, short-term investments. These supply conditions can change substantially and often during the course of one calendar year. One example of a seasonal period of available supply is during the summer months when many issuers look to the municipal note market to meet their short-term financing needs. This year, the increased supply coincided well with our efforts to increase your Fund's average maturity in anticipation of a decline in note yields. While the lack of New York note supply, at times, postponed our strategy, we were able to lock in some attractive rates in the six-month to one-year range. This extension is designed to potentially benefit your Fund's performance in early 1997 as yields on much shorter instruments historically have dropped significantly in the first few weeks of the year. Of course, past performance is no guarantee of future results. We will continue to monitor the market to adjust our strategy to any unexpected changes as we seek out high quality issues that provide an appropriate balance between both income and liquidity guidelines.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.


                            Very truly yours,





                            Richard J. Moynihan
                            Director, Municipal Portfolio Management
                            The Dreyfus Corporation

December 15, 1996
New York, N.Y.


 *Some income may be subject to State and local taxes for non-New York residents and to the Federal Alternative Minimum Tax (AMT) for certain shareholders. **Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus New York Tax Exempt Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1996 (Unaudited)

                                                                                 Principal
Tax Exempt Investments--100.0%                                                     Amount               Value
------------------------------------------------------------------------      ---------------       ------------
New York--97.6%
Deer Park Union Free School District, TAN 4.375%, 6/27/97....................    $ 7,750,000        $ 7,765,934
Erie County, RAN 4.25%, Series A, 4/17/97 (LOC; Union Bank of Switzerland) (a)    11,000,000         11,025,876
Half Hallow Hills Central School District, TAN
   (Huntington and Babylon) 4.25%, 6/27/97...................................      6,000,000          6,009,849
Metropolitan Transportation Authority:
   RAN 4.25%, Series A, 12/12/96.............................................      4,000,000          4,000,717
   VRDN Commuter Facilities Revenue 3.55% (LOC: Bank of Tokyo-Mitsubishi,
     Industrial Bank of Japan, JP Morgan, National Westminster Bank and
     Sumitomo Bank) (a,b)....................................................     33,800,000         33,800,000
Monroe County Industrial Development Agency, Revenue, VRDN (Enbi Corp.)
   3.30% (LOC; ABN-Amro Bank) (a,b)..........................................      4,700,000          4,700,000
New York City:
   CP 3.55%, 12/6/96 (LOC; Morgan Guaranty Trust Co.) (a)....................      5,000,000          5,000,000
   RAN 4.50, Series B, 6/30/97 (LOC: Bank of Nova Scotia,
     Canadian Imperial Bank of Commerce and Commerz Bank) (a)................     12,000,000         12,047,270
   TAN 4.50%, Series A, 2/12/97..............................................     14,500,000         14,520,302
   VRDN:
     3.90%, Subseries A-4 (LOC; Chase Manhattan Bank) (a,b)..................      4,900,000          4,900,000
     Trust Cultural Resource Revenue, Refunding (American Museum of Natural History)
       3.35%, Series A (Insured; MBIA and BPA; Credit Suisse) (b)............      6,000,000          6,000,000
New York City Housing Development Corporation, Mortgage Revenue, VRDN:
   (Multi-Family York Avenue Development Project) 3.50% (LOC; Midland Bank) (a,b)  7,000,000          7,000,000
   (Park Gate Tower) 3.40% (LOC; Citibank) (a,b).............................        610,000            610,000
   (Residential East 17th Street) 4.10%, Series A (LOC; Chase Manhattan Bank) (a,b)2,800,000          2,800,000
New York City Industrial Development Agency, VRDN:
   Civil Facility Revenue (Mercy College Project)
     3.45% (LOC; The Bank of New York) (a,b).................................      1,800,000          1,800,000
   IDR:
     (La Guardia Association Project) 3.50% (LOC; Banque Indosuez) (a,b).....     13,700,000         13,700,000
     (Stroheam & Roman Project) 3.65% (LOC; Westdeutsche Landesbank) (a,b)...      5,700,000          5,700,000
New York City Municipal Water Finance Authority, Water & Sewer Systems Revenue, VRDN
   4.25%, Series A (Insured; FGIC and Liquidity Facility; FGIC) (b)..........      1,800,000          1,800,000
New York State Dormitory Authority, Revenues, CP (Memorial Sloan Kettering)
   3.55%, Series A, 2/27/97 (LOC; Chase Manhattan Bank) (a)..................      7,700,000          7,700,000
New York State Energy, Research and Development Authority, PCR, VRDN:
   (Central Hudson Gas and Electric)
     3.30%, Series A (LOC; Union Bank of Switzerland) (a,b)..................      2,600,000          2,600,000
   (Niagara Mohawk Power)
     4.05%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)..................     11,500,000         11,500,000
New York State Housing Finance Agency, MFHR, VRDN
   3.60%, Series A (b).......................................................      3,100,000          3,100,000
New York State Local Government Assistance Corporation, VRDN:
   3.30%, Series B (LOC; Credit Suisse) (a,b)................................      5,200,000          5,200,000
   3.50%, Series A (LOC: Credit Suisse and Union Bank of Switzerland) (a,b)..     28,600,000         28,600,000


Dreyfus New York Tax Exempt Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1996 (Unaudited)

                                                                                 Principal
Tax Exempt Investments--100.0%                                                     Amount               Value
---------------------------------------------------------------------         ----------------      -------------
New York (continued)
New York State Medical Care Facilities Finance Agency, Revenue, VRDN:
   (Childrens Hospital Buffalo) 3.40%, Series A (LOC; Barclays Bank) (a,b)...    $ 4,100,000        $ 4,100,000
   (Pooled Equipment Loan Program) 3.40% (LOC; Chase Manhattan Bank) (a,b)...      8,000,000          8,000,000
New York State Power Authority, Revenue, General Purpose Junior Lien
   3.70%, 3/1/97 (LOC: Bank of America, Bank of Tokyo-Mitsubishi,
   Morgan Guaranty Trust Co. and Sumitomo Bank) (a)..........................     10,000,000         10,000,000
Port Authority of New York and New Jersey, VRDN
   4.05%, Series 2 (LOC; Morgan Guaranty Trust Co.) (a,b)....................      2,900,000          2,900,000
Rochester County, BAN:
   3.75%, Series I, 3/11/97..................................................     14,000,000         14,012,131
   4.25%, Series III, 10/30/97...............................................     10,000,000         10,039,612
Sachem Central School District, TAN 4.50%, 6/26/97...........................      5,750,000          5,767,242
Triborough Bridge and Tunnel Authority, Special Obligation, VRDN
   3.50% (Insured; FGIC and Liquidity Facility; FGIC) (b)....................     14,500,000         14,500,000
Westchester County, TAN 3.75%, 12/11/96......................................      9,000,000          9,001,564

U.S. Related--2.4%
Commonwealth of Puerto Rico Government Development Bank, CP
   3.60%, 12/5/96............................................................      7,000,000          7,000,000
                                                                                            -------------------
TOTAL INVESTMENTS
   (cost $287,199,608).......................................................                      $287,200,497
                                                                                            ===================

Dreyfus New York Tax Exempt Money Market Fund
--------------------------------------------------------------------------------


Summary of Abbreviations
-------------------------------------------------------------------------------

BAN        Bond Anticipation Notes                          MBIA       Municipal Bond Investors Assurance
BPA        Bond Purchase Agreement                                         Corporation
                                                            MFHR       Multi-Family Housing Revenue
CP         Commercial Paper                                 PCR        Pollution Control Revenue
FGIC       Financial Guaranty Insurance Company             RAN        Revenue Anticipation Notes
IDR        Industrial Development Revenue                   TAN        Tax Anticipation Notes
LOC        Letter of Credit                                 VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------

Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
F1+/F1                         VMIG1/MIG1, P1(d)              SP1+/SP1, A1+/A1(d)               91.6%
AAA/AA (e)                     Aaa/Aa (e)                     AAA/AA (e)                         3.5
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                      4.9
                                                                                             -------
                                                                                               100.0%
                                                                                             =======

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Secured by letters of credit. At November 30, 1996, 62.8% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms of which Union Bank of Switzerland is 11.2%.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by
    Moody's and Standard & Poor's,  respectively.
(e) Notes which are not F, MIG or
    SP rated are represented by bond ratings of the issuers.
(f) Securities  which,
    while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.

                       See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
----------------------------------------------------------------------
Statement of Assets and Liabilities      November 30, 1996 (Unaudited)

                                                                                       Cost            Value
                                                                                   -------------   -------------
ASSETS:          Investments in securities--See Statement of Investments           $287,199,608     $287,200,497
                              Cash.............................................                        3,153,706
                              Interest receivable..............................                        2,322,766
                              Prepaid expenses.................................                           13,887
                                                                                                   -------------
                                                                                                     292,690,856
                                                                                                   -------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                          121,684
                              Accrued expenses and other liabilities...........                           75,789
                                                                                                   -------------
                                                                                                         197,473
                                                                                                   -------------


NET ASSETS.....................................................................                     $292,493,383
                                                                                                   =============


REPRESENTED BY:               Paid-in capital..................................                     $292,547,983
                              Accumulated net realized gain (loss) on investments                        (55,489)
                              Accumulated gross unrealized appreciation (depreciation)
                                on investments.................................                              889
                                                                                                   -------------


NET ASSETS.....................................................................                     $292,493,383
                                                                                                   =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                      292,547,983


NET ASSET VALUE, offering and redemption price per share.......................                            $1.00
                                                                                                          ======


                       See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
-------------------------------------------------------------------------
Statement of Operations    Six Months Ended November 30, 1996 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $5,039,101


EXPENSES:                     Management fee--Note 2(a).........................               $745,156
                              Shareholder servicing costs--Note 2(b)............                224,412
                              Professional fees................................                  22,826
                              Custodian fees...................................                  15,733
                              Trustees' fees and expenses--Note 2(c)...........                  10,233
                              Prospectus and shareholders' reports.............                   6,026
                              Registration fees................................                   2,411
                              Miscellaneous....................................                   4,784
                                                                                               ----------
                                   Net Expenses................................                                  1,031,581
                                                                                                                ------------


INVESTMENT INCOME--NET..........................................................                                 4,007,520



NET UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)...........................                                        889
                                                                                                                ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $4,008,409
                                                                                                                ============



                       See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
--------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                 Six Months Ended
                                                                                 November 30, 1996      Year Ended
                                                                                    (Unaudited)        May 31, 1996
                                                                                 ----------------     --------------
OPERATIONS:
  Investment income--net................................................         $     4,007,520      $    9,399,503
  Net realized gain (loss) on investments..............................                    --                 (3,214)
  Net unrealized appreciation (depreciation) on investments............                      889                --
                                                                                -----------------     ---------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..                4,008,409           9,396,289
                                                                                -----------------     ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................              (4,007,520)         (9,399,503)
                                                                                -----------------     ---------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold........................................              141,834,683         326,637,302
  Dividends reinvested.................................................                3,798,056           8,835,535
  Cost of shares redeemed..............................................             (151,907,879)       (354,541,767)
                                                                                -----------------     ---------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions         (6,275,140)        (19,068,930)
                                                                                -----------------     ---------------

        Total Increase (Decrease) in Net Assets........................               (6,274,251)        (19,072,144)

NET ASSETS:
  Beginning of Period..................................................              298,767,634         317,839,778
                                                                                -----------------     ---------------
  End of Period........................................................           $  292,493,383      $  298,767,634
                                                                                -----------------     ---------------
                                                                                -----------------     ---------------

                       See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                           Six Months Ended
                                           November 30, 1996                Year Ended May 31,
                                                            ---------------------------------------------------
PER SHARE DATA:                               (Unaudited)     1996      1995       1994        1993        1992
                                              -----------   ------    ------      ------      ------     ------
   Net asset value, beginning of period..        $1.00       $1.00     $1.00       $1.00       $1.00      $1.00
                                                ------      ------    ------      ------      ------     ------

   Investment Operations:
   Investment income--net.................        .014        .030      .027        .017        .019       .032
                                                ------      ------    ------      ------      ------     ------
   Distributions:
   Dividends from investment income--net..       (.014)      (.030)    (.027)      (.017)      (.019)     (.032)
                                                ------      ------    ------      ------      ------     ------
   Net asset value, end of period........        $1.00       $1.00     $1.00       $1.00       $1.00      $1.00
                                                ======      ======    ======      ======      ======     ======
TOTAL INVESTMENT RETURN..................         2.71%*      3.05%     2.76%       1.69%       1.87%      3.26%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets         .69%*       .64%      .68%        .68%        .67%       .64%
   Ratio of net investment income
      to average net assets..............         2.69%*      3.00%     2.71%       1.68%       1.86%      3.22%

   Net Assets, end of period (000's Omitted)  $292,493    $298,768  $317,840    $343,964    $379,816   $418,763

--------------------
*  Annualized.


                       See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
  Dreyfus New York Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
  It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
  (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
  (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.
  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
  (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
  The Fund has an unused capital loss carryover of approximately $52,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1996. The carryover does not include net realized securities losses from November 1, 1995 through May 31, 1996, which are treated, for Federal income tax purposes as arising in fiscal 1997. If not applied, $15,000 expires in fiscal 1998, $1,000 expires in fiscal 1999, $2,000 expires in fiscal 2002, $27,000 expires in fiscal 2003 and $7,000 expires in fiscal 2004.
  At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus New York Tax Exempt Money Market Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:
  (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended November 30, 1996.
  (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $118,415 pursuant to the Shareholder Services Plan.
  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $58,878 for the period ended November 30, 1996.
  (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus New York Tax Exempt
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                     273SA9611